SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Xtrackers MSCI Kokusai Equity ETF
Shares of the fund are not currently offered for purchase.
Please Retain This Supplement for Future Reference
February 11, 2020